RESTATED CERTIFICATE OF

                  INCORPORATION OF TELEMUNDO GROUP, INC.

   PURSUANT TO SECTION 245 AND SECTION 303 OF THE GENERAL CORPORATION LAW OF
                         THE STATE OF DELAWARE

     Telemundo Group, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the ``Corporation''), does hereby certify:

     1. The name of the Corporation is Telemundo Group, Inc. The Corporation was originally incorporated under the name BJ Holding Corp. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 28, 1986.

     2. This Restated Certificate of Incorporation amends, restates and integrates the Corporation's Restated Certificate of Incorporation, as amended to date, in its entirety and is intended to supersede the Corporation's prior Certificate of Incorporation, as amended and restated, in all respects.

     3. Provision for the making of this Restated Certificate of Incorporation is contained in an order dated July 20, 1994 of the United States Bankruptcy Court for the Southern District of New York (the ``Bankruptcy Court'') in In re Telemundo Group, Inc., Case No. 93-B-42967
(JLG), confirming the Telemundo Group, Inc., Debtor, Second Amended Chapter 11 Plan of Reorganization (the ``Plan'').

     4. This Restated Certificate of Incorporation has been duly executed by the officers of the Corporation so designated in the Bankruptcy Court order in accordance with the applicable provisions of Sections 242, 245 and 303 of the General Corporation Law of the State of Delaware.

     5. This Restated Certificate of Incorporation has been filed and shall become effective pursuant to Section 103(c)(3) of the Delaware General Corporation Law on December 30,1994 (the ``Consummation Date'').

     6. The text of the Corporation's Restated Certificate of Incorporation is hereby amended and restated to read as herein set forth in full:

     FIRST: Corporate Title. The name of the Corporation is Telemundo Group,
Inc.

     SECOND: Registered Office. The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at that address is The Corporation Trust Company.

     THIRD: Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (``Delaware Corporation Law'') and to possess and employ all powers and privileges now or hereafter granted or available under the laws of the State of Delaware to such corporations.

     FOURTH: A. Authorized Shares. The aggregate number of shares of capital stock which the Corporation shall have authority to issue is twenty-one million (21,000,000) shares, divided into two classes: one million (1,000,000) shares of Preferred Stock (the ``Preferred Stock''), par value One Cent ($.01) per share, and twenty million (20,000,000) shares of Common Stock (the ``Common Stock''), par value One Cent ($.01) per share. The shares of Common Stock shall be divided into two series, one of which shall be designated Series A Common Stock (the ``Series A Stock'') and consist of 14,388,394 shares and one of which shall be designated Series B Common
Stock (the ``Series B Stock'') and consist of 5,611,606 shares. Except as otherwise set forth in this Restated Certificate of Incorporation, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. In accordance with Section 1123(a)(6) of Title 11 of the United States Code, as amended and as in effect on the date of this Restated Certificate of Incorporation, the Corporation shall not issue any nonvoting equity securities until all payments and distributions required to be made under the Plan shall have been made.

     B. Preferred Stock. The Board of Directors is authorized subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series, and any qualifications, limitations, or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of any outstanding shares of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing such Preferred Stock or series of Preferred Stock.

     C. Common Stock.

     1. Dividends. The Series A Stock and the Series B Stock shall have the same rights to, and the respective holders of the Series A Stock and Series B Stock shall participate ratably in, all dividends of the Corporation, whether paid in cash, property or stock of the Corporation, as may be from time to time declared thereon by the Board of Directors out of the assets or funds of the Corporation legally available therefor. Any dividend paid in shares of Common Stock shall only be paid in shares of Series A Stock.

     2. Voting Rights. (a) Except as required by law or as otherwise provided herein, the respective holders of the Series A Stock and Series B Stock shall vote on all matters as a single class, together with the holders of any shares of any other class or series of stock of the Corporation entitled to vote therewith, and at every annual or special meeting of common stockholders of the Corporation, each holder of shares of Common
Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock standing in such holder's name on the books of the Corporation.

     (b) From and after the Conversion (as defined in Article FOURTH hereof), the provisions in this Restated Certificate of Incorporation requiring class voting by holders of shares of Common Stock shall thereupon terminate.

     3. Liquidation, Dissolution, or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and of the preferential amounts, if any, to which the holders of any other class or series of stock of the Corporation shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to share ratably in the assets of the Corporation available for distribution to the holders of Common Stock.

     4. Conversion.

     (a) Definitions. For the purposes of this Restated Certificate of Incorporation, the following terms shall have the meanings set forth below:

     ``Affiliate'' of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, ``control'' when used with respect to any Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     ``Apollo'' means Apollo Advisors, L.P., a Delaware limited partnership.

     ``Apollo Permitted Transferee'' means and includes Apollo, Lion Advisors, L.P., a Delaware limited partnership (``Lion''), Apollo Investment Fund, L.P., a Delaware limited partnership (``AIF''), Apollo Investment Fund II, L.P., a Delaware limited partnership (``AIF II''), TLMD Partners II, L.L.C., a Delaware limited liability company ("TLMD", which shall include any member (including voting committee members) of TLMD), or any investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is Apollo, Lion, AIF, AIF II, TLMD, or any principal or Affiliate of any of them, or any "group" (within the meaning of Section 13(d)(3) under the Exchange Act)(as opposed to a member of such group which member is not a Permitted Transferee) with respect to the Common Stock of which any Apollo Permitted Transferee is a member; provided, however, that no Person shall be an Apollo Permitted Transferee and any Person shall cease to be an Apollo Permitted Transferee, in either case, if such Person ceases to be an Affiliate of Apollo or TLMD, and ceases to be an investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is Apollo or TLMD or any principal or Affiliate thereof.

     ``Conversion'' means the first date on which there are no outstanding shares of Series B Stock.

     ``Exchange Act'' means the Securities Exchange Act of 1934, as amended.

     ``Permitted Transferee'' means (i) an Apollo Permitted Transferee, in the case of a Transfer by Apollo or an Apollo Permitted Transferee or (ii) any Person (other than Apollo or an Affiliate thereof) which is an Affiliate of the transferor, in the case of all other Transfers; provided, however, that for purposes of clause (ii) hereto, no Person shall be a Permitted Transferee and any Person shall cease to be a Permitted Transferee, in either case, if such Person ceases to be an Affiliate of the transferor.

     ``Person'' means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     ``Transfer'' means any direct or indirect sale, assignment, transfer or other disposition, through any contract, arrangement, understanding, relationship or otherwise, of any beneficial ownership interest (as defined in Rule 13d-3(a) under the Exchange Act) of any shares of Series B Stock.

     (b) Mandatory Conversion of All Shares of Series B Stock. All outstanding shares of Series B Stock shall automatically, and without any further action by the Corporation or the holders thereof, convert into shares of Series A Stock, on a basis of one share of Series A Stock for one share of Series B Stock, immediately upon the earlier of (i) December 30, 1999 or (ii) such time as there are less than 2,000,000 shares of Series B Stock issued and outstanding; provided, that the foregoing number shall be appropriately adjusted upwards or downwards for any changes resulting in an increase or decrease, respectively, in the number of shares of Series B Stock resulting from a recapitalization, stock dividend, combination or stock split-up in the Series B Stock effected prior to Conversion.

     (c) Mandatory Conversion of Transferred Shares of Series B Stock. Each share of Series B Stock held by any Person shall automatically, and without any further action by the Corporation or the holder thereof, convert into a share of Series A Stock upon the Transfer of such share of Series B Stock to any other Person other than a Transfer to a Permitted Transferee. In connection with any Transfer to a Permitted Transferee, such shares shall remain shares of Series B Stock only if simultaneously with such Transfer, the transferor or transferee provides the Corporation with (i) a legal opinion, in form and substance reasonably satisfactory to the Corporation, to the effect that the transferee is a Permitted Transferee or (ii) evidence reasonably satisfactory to the Corporation and its counsel that such transferee is a Permitted Transferee. In addition, shares of Series B Stock held by any Person which is a Permitted Transferee shall remain Series B Stock only so long as such Person continues to be a Permitted Transferee, and immediately upon such Person ceasing to be a Permitted Transferee, such shares of Series B Stock shall automatically, and without any further action by the Corporation or the holder thereof, convert into an equal amount of shares of Series A Stock.

     (d) Optional Conversion of Series B Stock. The holder of any shares of Series B Stock shall have the right at such holder's option, at any time or from time to time, to convert any of such shares of Series B Stock into fully paid and nonassessable shares of Series A Stock. The holder of any shares of Series B Stock may exercise this conversion right by surrendering to the Corporation the certificate or certificates for the shares of Series B Stock to be converted, accompanied by written notice stating that the holder elects to convert all or a portion of the shares represented thereby. Each share of Series B Stock so surrendered for conversion shall be converted into one share of Series A Stock. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares of Series B Stock is made, and the Corporation shall issue and deliver to such holder in accordance with paragraph (e) below a certificate or certificates representing shares of Series A Stock and Series B Stock, if any, issuable to such holder in respect of the shares of Series B Stock represented by the certificate surrendered for conversion.

     (e) Surrender/Reissuance. Upon surrender to the Corporation of a certificate formerly representing shares of Series B Stock all or a part of which have been converted to (or are to be converted into) Series A Stock, the Corporation or the transfer agent of the Corporation shall cancel the surrendered certificate for Series B Stock and issue (i) if all the shares of Series B Stock represented by such surrendered certificate have been (or are to be) converted into shares of Series A Stock, a new certificate of Series A Stock in the same name and in the same denomination as the surrendered certificate, and (ii) if a portion of the shares of Series B Stock represented by such surrendered certificate have been (or are to be) converted into shares of Series A Stock, (a) a new certificate of Series A Stock in the same name for the portion of the shares of Series B Stock represented by such surrendered certificate which have been (or are to be) converted and (b) a new certificate of Series B Stock in the same name for the portion of the shares of Series B Stock represented by such surrendered certificate which have not been (or are not to be) converted.

     (f) Restrictive Legend. Each certificate representing a share of Series B Stock, and any certificate issued at any time upon transfer of, or in exchange for or replacement of, any certificate bearing the legend set forth below, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     ``THE SECURITIES REPRESENTED BY THIS CERTIFICATE WILL AUTOMATICALLY CONVERT INTO SHARES OF SERIES A COMMON STOCK OF TELEMUNDO GROUP, INC. PURSUANT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN ARTICLE FOURTH OF THE RESTATED CERTIFICATE OF INCORPORATION OF TELEMUNDO GROUP, INC. NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID WITHOUT NOTICE TO THE CORPORATION.''

     5. Stock Dividends, Splits, Combinations.

     The Corporation shall not pay a dividend with respect to its shares of Common Stock payable in shares of Common Stock or other securities or effect a stock split-up or combine its outstanding shares of Common Stock, unless all of its outstanding shares of Common Stock participate on the same basis in such dividend, split-up or combination.

     6. No Additional Issuance of Series B Stock.

     Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, the Corporation may not issue any additional shares of Series B Stock or any options, warrants, calls, subscriptions or other similar rights or other agreements, commitments or outstanding securities obligating the Corporation to issue, transfer or sell any shares of Series B Stock.

     FIFTH: Elections of directors need not be by written ballot unless the by-laws of the Corporation shall otherwise provide.

     SIXTH: A. Board of Directors.

     1. Number of Directors; Election of Board Prior to Conversion. Prior to the Conversion, the total number of Directors constituting the Board of Directors of the Corporation shall be at least nine (9) Directors, the smallest number constituting a majority of whom shall be Series B Directors who shall be elected by the holders of the Series B Stock (the ``Series B Directors''), and the remaining number of whom shall be Series A Directors who shall be elected by the holders of the Series A Stock (the ``Series A Directors''). Prior to the Conversion, the size of the Board of Directors may only be increased (or decreased, but never to a number less than nine
(9)) by an even number of Directors and any Directors appointed to fill the vacancies resulting therefrom shall be appointed in accordance with Clause C.1.(b) of this Article SIXTH.

     2. Number; Election of Board following Conversion. From and after the Conversion, the Board of Directors of the Corporation shall initially consist of the number of Directors in office immediately prior thereto, and, thereafter, such number as may be fixed in accordance with the by-laws of the Corporation. From and after Conversion, the Directors shall be elected by the holders of the Series A Stock.

     B. Removal of Directors.

     1. Prior to the Conversion. Prior to the Conversion, any Director may be removed from office without cause, at any time, by the affirmative vote of stockholders representing not less than a majority of the holders of the series of Common Stock which elected such Director. Prior to the Conversion, any vacancy created by the removal of a Director shall be filled only by the holders of the series of Common Stock that elected the Director that was removed.

     2. Following the Conversion. From and after the Conversion, any Director may be removed in accordance with the provisions of the Delaware General Corporation Law and the by-laws of the Corporation.

     C. Vacancies on Board.

     1. Prior to the Conversion. (a) Except as otherwise set forth in this Restated Certificate of Incorporation, prior to Conversion, any vacancy in the Board of Directors, whether arising from death, resignation, or any other cause (other than removal or an increase in the number of Directors), may be filled by a majority of the remaining Directors of the same series as the Director who left the Board of Directors or if only one Director of such series remains in office, then by such sole Director, in either case, though less than a quorum; or by the stockholders of the series that elected such Director at the next annual meeting thereof or at a special meeting thereof. If there are no remaining Directors of the same series, a special meeting of stockholders of that series shall be held as soon as possible to elect the successor. Each Director so elected shall hold office until his successor shall have been elected and qualified.

     (b) Prior to the Conversion, in the event of a newly created directorship in the Board of Directors of the Corporation resulting from an increase in the size of the Board of Directors pursuant to Clause A.1 of this Article SIXTH, half of the Directors appointed to fill the vacancies resulting therefrom shall be Series A Directors and the remaining newly appointed Directors shall be Series B Directors, in either case, filled by a majority of the Directors of that series then in office, though less than a quorum, or by the holders of the series of Common Stock entitled to elect such Director at the next annual meeting thereof or at a special meeting thereof.

     2. Following the Conversion. From and after Conversion, any vacancy in the Board of Directors shall be filled in accordance with the by-laws of the Corporation.

     SEVENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware Corporation Law is hereafter amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware Corporation Law as so amended. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     EIGHTH: Amendment of By-laws. The Board of Directors is expressly authorized to adopt, amend, or repeal the by-laws of the Corporation.

     NINTH: Amendment of Certificate. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Prior to Conversion, in addition to any other vote required by law, Articles FOURTH, SIXTH and NINTH may be amended only with the affirmative vote of the holders of a majority of the issued and outstanding shares of Series A Stock and Series B Stock, in each case, voting separately as a series.

     TENTH: Savings Clause. In the event that any provision (or portion thereof) of this Restated Certificate of Incorporation shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Restated Certificate of Incorporation shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the Corporation and its stockholders that each such remaining provision (or portion thereof) of this Restated Certificate of Incorporation remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders notwithstanding any such finding.

     ELEVENTH: Alien Ownership of Stock.

     This Article ELEVENTH shall be applicable to the Corporation so long as the provisions of Section 310 of the Communications Act (or any successor provisions thereto) are applicable to the Corporation. As used herein, the term ``alien'' shall have the meaning ascribed thereto by the Federal Communications Commission (``FCC'') on the date hereof and in the future as Congress or the FCC may change such meaning from time to time. If the provisions of Section 310 (or any successor provisions thereto) are amended, the restrictions in this Article ELEVENTH shall be amended in the same way, and as so amended, shall apply to the Corporation. The Board of Directors may make such rules and regulations as it shall deem necessary or appropriate to enforce the provisions of this Article ELEVENTH.

     Except as otherwise provided by law, not more than twenty-five percent of the aggregate number of shares of stock of the Corporation outstanding in any series entitled to vote on any matter before a meeting of stockholders of the Corporation shall at any time be voted by or for the account of aliens or their representatives or by or for the account of a foreign government or representative thereof, or by or for the account of any corporation organized under the laws of a foreign country.

     Except as otherwise provided by law, not more than twenty-five percent of the aggregate number of shares of stock of the Corporation outstanding shall at any time be owned of record by or for the account of aliens or their representatives or by or for the account of a foreign government or representatives thereof, or by or for the account of any corporation organized under the laws of a foreign country. Shares of stock shall not be transferable on the books of the Corporation to aliens or their representatives, foreign governments or representatives thereof, or corporations organized under the laws of foreign countries if, as a result of such transfer, the aggregate number of shares of stock owned by or for the account of aliens and their representatives, foreign governments and representatives thereof, and corporations organized under the laws of foreign countries shall be twenty-five percent or more of the number of shares of stock then outstanding.

     Notwithstanding any other provision of these Articles, the transfer of the Corporation's capital stock, whether voluntary or involuntary, shall not be permitted, and shall be ineffective, if such transfer would violate (or would result in violation of) the Communications Act or any of the rules or regulations promulgated thereunder.


     The undersigned persons certify that, pursuant to the order of the Bankruptcy Court having jurisdiction over the chapter 11 case of the Corporation, Telemundo Group, Inc. this 29th day of December, 1994 has caused this Restated Certificate of Incorporation to be signed by Peter J. Housman II, its President-Business and Corporate Affairs, and attested by Horace G. Dawson III, its Assistant Secretary, and affirm that the statements contained therein are true.

                                        TELEMUNDO GROUP, INC.



                                        By:/s/ Peter J. Housman II
                                           ________________________
                                           Peter J. Housman II
                                           President-Business and
                                           Corporate Affairs


ATTEST:



By:  /s/ Horace G. Dawson, III
     _______________________
     Horace G. Dawson, III
     Assistant Secretary